Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL

To Tender American Depositary Shares

(each outstanding American Depositary Share representing one Common Share and evidenced by an American Depositary Receipt)

of

Gmarket Inc.

Pursuant to the Offer to Purchase

dated May 4, 2009

by

eBay KTA (UK) Ltd.

an indirect wholly-owned subsidiary of

eBay Inc.

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT (ONE MINUTE AFTER 11:59 P.M.), NEW YORK CITY TIME, ON MONDAY, JUNE 1, 2009 (WHICH IS 1:00 P.M., SEOUL TIME, ON TUESDAY, JUNE 2, 2009), UNLESS THE OFFER IS EXTENDED.

The ADS Depositary for the Offer is:

Citibank, N.A.

By Mail: Citibank, N.A. Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	By Hand or Overnight Courier: Citibank, N.A. Corporate Actions 250 Royall Street Attention: Suite V Canton, MA 02021

ALL QUESTIONS REGARDING THE OFFER SHOULD BE DIRECTED TO THE INFORMATION AGENT, D. F. KING & CO., INC., AT ITS ADDRESS AND TELEPHONE NUMBER AS SET FORTH ON THE LAST PAGE OF THIS LETTER OF TRANSMITTAL.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE FOR THE ADS DEPOSITARY WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 OR FORM W-8BEN (AS APPLICABLE).

THIS LETTER OF TRANSMITTAL AND THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

This Letter of Transmittal is to be used by holders of American Depositary Shares (the “ADSs”), each representing one common share, par value KRW 100 per share (the “Common Shares”), of Gmarket Inc., a company organized under the laws of the Republic of Korea (the “Company”), and evidenced by an American Depositary Receipt (“ADR”) issued by Citibank, N.A., as depositary (the “Depositary”), pursuant to the Deposit Agreement, dated as of July 5, 2006, by and among the Depositary, the Company and the holders and beneficial owners of ADSs issued thereunder.

Holders of outstanding ADSs, whose ADRs for such ADSs are not immediately available or who cannot deliver such ADRs and all other required documents to the ADS Depositary on or prior to the expiration of the Offer, or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their ADSs according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2 to this Letter of Transmittal. Delivery of documents to The Depository Trust Company (“DTC”) does not constitute delivery to the ADS Depositary.

Please complete the following:

DESCRIPTION OF ADSs TENDERED
ADSs Tendered (Attach additional signed list if necessary)
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) and address(es) appear(s) on the ADRs)*	ADR Number(s)**	Total Number of ADSs Represented by ADRs**	Number of ADSs Tendered***

Total ADSs
*	If the ADS holder holds its ADSs through the Direct Registration System (“DRS”), such holder’s name and address should be filled out exactly as the ADSs are registered with the Depositary. If you are not certain how your ADSs are registered in DRS, contact Citibank Shareholder Services at (877) 248-4237. If the ADS holder is tendering ADSs by book-entry transfer and delivering to the ADS Depositary this Letter of Transmittal for ADSs and documentation evidencing that Korean income tax withholding is not required, the name and address of both the beneficial owner of ADSs and the tendering institution should be included above. See Instruction 10.
**	Need not be completed by ADS holders tendering ADSs by book-entry transfer or who hold their ADSs in DRS.
***	Unless otherwise indicated, it will be assumed that all ADSs represented by any certificates or ADRs delivered to the ADS Depositary are being tendered. See Instruction 4. If any of the certificates or ADRs representing ADSs that you own have been lost or destroyed, see Instruction 9.

NOTE: SIGNATURES AND OTHER INFORMATION MUST BE PROVIDED BELOW.

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

☐	CHECK HERE IF ADRs FOR ADSs HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED. SEE INSTRUCTION 9.

☐	CHECK HERE IF TENDERED ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT DTC AND DOCUMENTATION EVIDENCING THAT KOREAN INCOME TAX WITHHOLDING IS NOT REQUIRED IS BEING SUBMITTED TO THE ADS DEPOSITARY WITH THIS LETTER OF TRANSMITTAL AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Name of Beneficial Owner:

Account Number:

Voluntary Offering Instruction (VOI):

☐	CHECK HERE IF TENDERED ADSs ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE ADS DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Security Holder(s):

Date of Execution of Notice of Guaranteed Delivery: , 2009

Name of Institution which Guaranteed Delivery:

If delivery is by book-entry transfer:

Name of Tendering Institution:

Name of Beneficial Owner:

Account Number:

Voluntary Offering Instruction (VOI):

IMPORTANT: IF ONE OF THE FOLLOWING BOXES IS NOT CHECKED OR THE RELEVANT DOCUMENTATION DESCRIBED IN THE BOX YOU CHECKED IS NOT PROVIDED, THE ADS DEPOSITARY WILL WITHHOLD 11% OF THE AGGREGATE OFFER PRICE PAID TO YOU.

CHECK ONE OF THESE BOXES TO CERTIFY THE FOLLOWING:

A.	☐	The undersigned (i) is the record holder of the ADSs, (ii) did not acquire the ADSs being tendered hereby through a conversion of Common Shares to ADSs and (iii) has attached hereto a copy of the trade confirmation(s) or account statement evidencing that the ADSs being tendered were not acquired through a conversion of Common Shares into ADSs;
OR

B.	☐

The undersigned (i) is tendering ADSs on behalf of a beneficial owner who did not acquire the ADSs being tendered hereby through a conversion of Common Shares and (ii) has reviewed and has in its possession a trade confirmation or account statement evidencing that the ADSs being tendered with such Agent’s Message were not acquired through a conversion of Common Shares into ADSs.

OR
C.	☐	The undersigned (i) is a resident of the United States for tax purposes and (ii) has attached hereto three duly completed and originally executed copies of Application for Tax Exemption/Non-taxation on Form 29-2 (2) of the Enforcement Regulation of the Korean Income Tax Law, together with all documents required to be attached thereto, including (x) if the undersigned is a United States individual or corporation, a copy of a Certification of U.S. Tax Residency (Internal Revenue Service Form 6166) and (y) if the undersigned is a United States partnership or any other entity treated as a partnership for United States federal income tax purposes, all relevant residency certificates of the partners or the ultimate beneficial owners;
OR
D.	☐	The undersigned (i) is a resident of Korea for tax purposes; (ii) as evidence of such residency, has attached hereto (x) if the undersigned is a Korean resident individual, a copy of its resident registration card (“ju-min-deung-rok-jeung” in Korean) or alien registration card (“wae-guk-in-deung-rok-jeung” in Korean), as applicable, and a copy of the certificate of tax payment for individual income tax for the most recent year, dated within one month of the date hereof, issued by the competent District Tax Office and (y) if the undersigned is a Korean corporation, a certified copy of the company registry issued by the commercial recording office of the court having jurisdiction over its registered office, dated within one month of the date hereof; and (iii) certifies that it will be liable for withholding tax and related penalties, if any, to be assessed if it is found not to be a Korean resident;
OR
E.	☐	The undersigned (i) is a tax resident in a jurisdiction other than the United States that is entitled to benefits under an income tax a treaty with Korea and (ii) has attached hereto three duly completed and originally executed copies of Application for Tax Exemption/Non-taxation on Form 29-2(2) of the Enforcement Regulation of the Korean Income Tax Law, together with a copy of a tax residency certification issued by the tax authorities of the country of the undersigned’s tax residence and other documents required to be attached to such Application.

Ladies and Gentlemen:

The undersigned hereby tenders to eBay KTA (UK) Ltd., a company organized under the laws of the United Kingdom (the “Offeror”) and an indirect wholly-owned subsidiary of eBay Inc. (“eBay”), the above-described American Depositary Shares, each representing one common share, par value KRW 100 per share (the “Common Shares”), and evidenced by an American Depositary Receipt (“ADR”) issued by Citibank, N.A., as depositary (the “ADSs” and, together with the Common Shares, the “Company Securities”), of Gmarket Inc., a company organized under the laws of the Republic of Korea (the “Company”), pursuant to the Offeror’s offer to purchase all outstanding Company Securities at U.S. $24.00 per Company Security (such price, or any other price per Company Security that is paid in the Offer (as defined below), the “Offer Price”), net to the seller in cash, without interest and less any required withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 4, 2009 (which, together with any amendments and supplements thereto, collectively constitute the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal for ADSs (which, together with the Letter of Transmittal for Common Shares, any amendments and supplements thereto or to this Letter of Transmittal for ADSs and the Offer to Purchase, collectively constitute the “Offer”). Following the Expiration Date (as defined below), the portion of the Offer consideration to be paid in exchange for ADSs will be delivered to Citibank, N.A., as ADS depositary for the Offer (the “ADS Depositary”). Holders of ADSs that have validly tendered (and not withdrawn) ADSs in the Offer will receive the Offer Price in U.S. dollars, net to the seller in cash, without interest and less any required withholding taxes.

The Offer is being made pursuant to the Share Allocation and Tender Offer Agreement, dated as of April 16, 2009, by and among eBay, the Offeror and the Company (as it may be amended from time to time, the “Share Allocation and Tender Offer Agreement”). The Offer expires at 12:00 Midnight (one minute after 11:59 p.m.), New York City time, on Monday, June 1, 2009 (which is 1:00 p.m., Seoul time, on Tuesday, June 2, 2009) (the “Expiration Date”), unless extended as described in the Offer to Purchase, in which event the term Expiration Date means the latest time at which the Offer, as so extended, will expire. To the extent permitted by the Share Allocation and Tender Offer Agreement, the Offeror reserves the right to transfer or assign, from time to time in whole or in part, to one or more of its affiliates the right to purchase ADSs tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Offeror of its obligations under the Offer or prejudice the undersigned’s rights to receive payment for ADSs validly tendered and accepted for payment.

Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the ADSs tendered herewith, the undersigned hereby sells, assigns and transfers to the Offeror all right, title and interest in and to all the ADSs that are being tendered hereby (and any and all other ADSs or other securities issued or issuable in respect thereof on or after the date hereof).

The undersigned hereby appoints the ADS Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such ADSs (and all such other ADSs or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver ADRs (and all such other ADSs or securities), or transfer ownership of such ADSs (and all such other ADSs or securities) on the account books maintained by The Depository Trust Company (“DTC”) together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Offeror, (ii) present such ADSs (and all such other ADSs or securities) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs (and all such other ADSs or securities), all in accordance with the terms of the Offer.

The undersigned hereby agrees to take any and all actions necessary and desirable and shall comply with any requests made by the Offeror or eBay to cause John J. Donahoe, Robert H. Swan and Michael R. Jacobson, officers of eBay, and eBay and any of them, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting, consent and other rights of the undersigned in such manner as each such attorney and proxy or his, her or its substitute shall in his, her or its sole discretion deem proper with respect to all of the ADSs tendered hereby that have been accepted for payment by the Offeror prior to the time of any vote or other action (and all such other ADSs or other securities), at any general meeting of the shareholders of the Company (whether annual or extraordinary and whether or not an adjourned meeting), in connection with any written consent lieu of any such meeting, or otherwise. This proxy, which shall be granted to the attorney and proxy or his or her substitute, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such ADSs by the Offeror in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy caused to be granted by the undersigned at any time with respect to such ADSs (and all such other ADSs or securities) that conflicts with the terms of this proxy, and no subsequent conflicting proxies will be caused to be given by the undersigned (and if given, will not be deemed effective).

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the ADSs tendered herein (and all such other ADSs or other securities) and that when the same are accepted for payment by the Offeror, the Offeror will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the ADS Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the ADSs tendered hereby (and all such other ADSs or securities).

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

The undersigned understands that tenders of the ADSs pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions accompanying this Letter of Transmittal will constitute an agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of any ADSs accepted for payment, and return any ADSs not tendered or not accepted for payment, in the name(s) of the undersigned (and, in the case of the ADSs tendered by book-entry transfer, by credit to the account at DTC). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of any ADSs accepted for payment and return any ADSs not tendered or not accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the purchase price of any ADSs accepted for payment and return any ADSs not tendered or not accepted for payment (and accompanying documents, as appropriate) in the name(s) of, and mail such check and return such ADSs (and accompanying documents, as appropriate) to, the person(s) so indicated. The undersigned recognizes that the Offeror has no obligation, pursuant to the “Special Payment Instructions,” to transfer any ADSs from the name of the registered holder(s) thereof if the Offeror does not accept for payment any of the ADSs so tendered. Subject to the standard procedures of the ADS Depositary, a registered holder of ADSs for whom a check representing payment for ADSs is to be drawn may arrange with the ADS Depositary to instead have such payment provided by way of a wire transfer of funds.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of the ADSs accepted for payment (less the amount of any required tax withholding) or ADRs representing ADSs not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned.

Issue:

☐        check

☐        certificates for ADRs (as applicable) to:

Name

(Please Print)

Address

(Include Zip Code)

Taxpayer Identification Number

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of the ADSs accepted for payment (less the amount of any required tax withholding) or ADRs representing ADSs not tendered or not accepted for payment are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Mail:

☐        check

☐        certificates for ADRs (as applicable) to:

Name

(Please Print)

Address

    (Include Zip Code)

SIGN HERE:

Signature(s) of Security Holder(s)

Dated:                                 , 2009

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on ADRs representing ADSs or as registered in DRS or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. If ADSs are being transferred by book-entry delivery through DTC and documentation evidencing that Korean income tax withholding is not required is being submitted herewith, the beneficial owner must sign here. See Instruction 10.)

(Please complete Substitute Form W-9 or Substitute Form W-8BEN, as applicable, below or provide such other Form W-8 as may be applicable)

GUARANTEE OF SIGNATURE(S)

(If required; see Instructions 1 and 5)

(For use by Eligible Institutions only)

(Place medallion guarantee in space below)

Name of Firm:

Address:

(Include Zip Code)

Authorized Signature:

Name:

(Please Print)

Area Code and Telephone Number:

Dated:                                 , 2009

If ADSs are being transferred by book-entry delivery through DTC and documentation evidencing that Korean income tax withholding is not required is being submitted herewith, the tendering institution is required to complete the following and execute below.

The undersigned tendering institution hereby certifies that                                  is the beneficial owner of                              ADSs being tendered by book-entry delivery and authorizes all payments and other deliverables in respect of the tendered ADSs to be distributed to it on behalf of the beneficial owner through the facilities of DTC.

Signature of Tendering Institution:

Dated:                                 , 2009

Name(s):

(Please Print)

Capacity (full title):

(Please Print)

Address:

(Include Zip Code)

Area Code and Telephone Number:

NOTE TO ALL SECURITY HOLDERS

FAILURE TO COMPLETE AND RETURN SUBSTITUTE FORM W-9 OR SUBSTITUTE FORM W-8BEN, AS APPLICABLE, OR PROVIDE SUCH OTHER FORM W-8 AS MAY BE APPLICABLE MAY RESULT IN UNITED STATES BACKUP WITHHOLDING TAX BEING WITHHELD ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER EVEN IF YOU ARE NOT A UNITED STATES TAXPAYER. YOU MAY BE ABLE TO AVOID BACKUP WITHHOLDING. PLEASE REVIEW INSTRUCTION 8 AND THE ENCLOSED INSTRUCTIONS FOR COMPLETION OF SUBSTITUTE FORM W-9 AND THE ENCLOSED INSTRUCTIONS FOR COMPLETION OF SUBSTITUTE FORM W-8BEN FOR ADDITIONAL DETAILS.

Substitute Form W-9		Request for Taxpayer Identification Number and Certification

Section I: Taxpayer’s Name	Write taxpayer’s name if different from that shown on the signature block of the Transmittal Letter. See enclosed Instructions for details.

Section II: Taxpayer Classification	Select appropriate classification of taxpayer. See enclosed Instructions for Completion of Substitute Form W-9 for details.	Individual/Sole Proprietor Corporation Partnership Limited Liability Company Other:

Section III: Taxpayer Identification Number or Indication of Exempt Payee Status	Enter your taxpayer identification number in the appropriate box. For most individuals and sole proprietors, this is your social security number. For other entities, it is your employer identification number. If you do not have a number, see “How to Obtain a TIN” in the enclosed Instructions. Note: If the account is in more than one name, see the chart in the enclosed Instructions for Completion of Substitute Form W-9 to determine what number to enter.	Exempt Payee Social Security Number: _ _ _ - _ _ _ - _ _ _ Or Employer Identification Number: _ _ - _ _ _ _ _ _ _

Section IV: Certification

(1) The number shown on this form is my correct taxpayer identification number or I am waiting for a number to be issued to me;

(2) I am not subject to backup withholding either because

(a) I am exempt from backup withholding, or

(b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or

(c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (as defined in the enclosed Instructions for Completion of Substitute
Form W-9).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return.

Signature of U.S. person:		Date:

Substitute Form W-8BEN

Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding

•     Section references are to the Internal Revenue Code.

•     See separate instructions.

•     Give this form to the withholding agent or payer.

Do not send to the IRS.

Do not use this form for:	Instead, use Form:

• A U.S. citizen or other U.S. person, including a resident alien individual	W-9

• A person claiming that income effectively connected with the conduct of a trade or business in the United States	W-8ECI

• A foreign partnership, a foreign simple trust, or a foreign grantor trust (see instructions for exceptions)	W-8ECI or W-8IMY

• A person acting as an intermediary	W-8IMY

Note: See instructions for additional exceptions.

Part I Identification of Beneficial Owner (See instructions.)

1. Name of individual or organization that is the beneficial owner	2. Country of incorporation or organization

3.	Type of beneficial owner:	☐ Individual	☐ Corporation	☐ Disregarded entity	☐ Partnership	☐ Simple trust

	☐ Grantor trust	☐ Complex trust	☐ Estate	☐ Government	☐ International organization

	☐ Central bank of issue	☐ Tax-exempt organization	☐ Private foundation

4.	Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box or in-care-of address.

City or town, state or province. Include postal code and country (do not abbreviate) where appropriate:

5.	Mailing address (if different from above):

City or town, state or province. Include postal code and country (do not abbreviate) where appropriate:

6.	U.S. taxpayer identification number, if required (see instructions): ☐ SSN or ITIN ☐ EIN	7. Foreign tax identifying number, if any (optional):

8.	Reference number(s) (see instructions):

Part II Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

1.	I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates.

2.	The beneficial owner is not a U.S. person.

3.	The income to which this form relates is (a) not effectively connected with the conduct of a trade or business in the United States, (b) effectively connected but is not subject to tax under an income tax treaty, or (c) the partner’s share of a partnership’s effectively connected income, and

4.	For the broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the enclosed Instructions for Completing Substitute Form W-8BEN.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

The Internal Revenue Service does not require your consent to any provisions of this document other than the certifications required to establish your status as a non-U.S. person and, if applicable, obtain a reduced rate of withholding.

Sign Here:
	Signature Of Beneficial Owner	Capacity in which acting
(Or Individual Authorized To Sign For Beneficial Owner)

Date (MM-DD-YYYY)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. Signatures on the Letter of Transmittal need not be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the Stock Exchanges Medallion Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an “Eligible Institution”), unless the ADSs tendered thereby are tendered (i) by a registered holder of ADSs who has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal, or (ii) as noted in the following sentences. If the certificates evidencing ADSs are registered or the ADSs are registered in DRS in the name of a person or persons other than the signer of this Letter of Transmittal, or if payment is to be made, or certificates for ADSs not tendered in the Offer are to be issued or returned, to a person other than the registered owner or owners, then the tendered certificates, if applicable, must be endorsed or accompanied by duly executed stock powers and if registered in DRS duly executed stock powers must be delivered, in any case signed exactly as the name or names of the registered owner or owners appear on the certificates, or in the registry for DRS, as applicable, with the signatures on the certificates or stock power guaranteed by an Eligible Institution as provided in this Letter of Transmittal. See Instruction 5 to this Letter of Transmittal. If this Letter of Transmittal is being delivered with documentation evidencing that Korean income tax withholding is not required, the signature of the beneficial owner must be guaranteed by an Eligible Institution.

2. Delivery of Letter of Transmittal and Certificates and ADRs or Book-Entry Confirmations. This Letter of Transmittal is to be used if ADRs representing ADSs are to be forwarded herewith or ADSs registered in the DRS are being tendered or, unless an Agent’s Message (as defined in the Offer to Purchase) is utilized, if delivery of ADSs is to be made by book-entry transfer and documentation evidencing that Korean income tax withholding is not required is being submitted to the ADS Depositary pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered ADRs representing ADSs, or a confirmation of a book-entry transfer into the ADS Depositary’s account at DTC of all ADSs delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or in the case of a book-entry transfer if no documentation is being submitted, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the ADS Depositary at one of its addresses set forth on the front page of this Letter of Transmittal before the time the Offer expires. Security holders who cannot deliver their ADRs representing ADSs and all other required documents to the ADS Depositary before the Expiration Date must tender their ADSs pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Offeror must be received by the ADS Depositary before the Expiration Date; and (iii) the ADRs representing ADSs, Direct Registration System ADSs or a confirmation of a book-entry transfer into the ADS Depositary’s account at DTC of all ADSs delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or in the case of a book-entry delivery if no documentation is being submitted, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the ADS Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

The method of delivery of the ADSs and all other required documents, including through account transfer or DTC, is at the option and risk of the tendering security holder. If certificates for the ADRs or Korean residency and tax withholding documentation are sent by mail, registered mail with return receipt requested, properly insured, is recommended.

No alternative, conditional or contingent tenders will be accepted, and no fractional ADSs will be accepted for payment. By executing this Letter of Transmittal, the tendering security holder waives any right to receive any notice of the acceptance for payment of the ADSs.

3. Inadequate Space. If the space provided herein is inadequate, the ADR numbers and/or the number of ADSs should be listed on a separate schedule attached hereto.

4. Partial Tenders (not applicable to security holders who tender by book-entry transfer or have Direct Registration System ADSs). If fewer than all ADSs represented by any ADRs delivered to the ADS Depositary are to be tendered, fill in the number of ADSs which are to be tendered in the box entitled “Number of ADSs Tendered.” In any such case, a new ADR for the remainder of the ADSs represented by the old ADR will be issued and sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the boxes entitled “Special Payment Instructions” or “Special Delivery Instructions,” as the case may be, on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All ADSs represented by ADRs delivered to the ADS Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers; Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates or in the registry of the Depositary for Direct Registration System ADSs without alteration, enlargement or any change whatsoever.

If any of the ADSs tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the ADSs tendered hereby are registered in different names on different certificates or in the registry of the Depositary for Direct Registration System ADSs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of the certificates or Direct Registration System ADSs.

If this Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or ADSs not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the ADSs tendered hereby, certificates must be endorsed or appropriate stock powers given, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such ADSs. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of the authority of such person so to act must be submitted.

6. Taxes.

(a) United States Stock Transfer Taxes. The Offeror will pay any United States stock transfer taxes with respect to the sale and transfer of any ADSs to it pursuant to the Offer. If, however, payment of the purchase price is to be made to, or ADSs not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of ADSs to the Offeror pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the aggregate Offer Price paid to a tendering holder of ADSs unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

(b) Korean Tax Withholding for Security Holders Who Are Non-Korean Residents. Generally under Korean law, Korean income tax withholding will not apply to the receipt of cash by holders of ADSs that are non-Korean residents (as such term is defined under applicable Korean tax law) upon the sale of their ADSs. If a non-Korean resident holder of ADSs acquired the ADSs through a conversion of Common Shares, however, such non-Korean resident holder will be subject to Korean income tax withholding at a rate equal to the lower of (i) 11% (including resident surtax) of the gross proceeds, or (ii) 22% (including resident surtax) of the net gains realized, unless such holder can claim an exemption from Korean income tax pursuant to the income tax treaty between Korea and the country of tax residence of such non-Korean resident holder. Notwithstanding the foregoing, in order to avoid Korean income tax withholding in connection with the sale of the ADSs pursuant to the Offer, a non-Korean resident holder of ADSs must timely satisfy certain certification and documentation requirements as described below. If a non-Korean resident holder of ADSs fails to satisfy these requirements, Korean income tax will be calculated and withheld at a rate of 11% of the aggregate Offer Price paid to a tendering holder of ADSs (notwithstanding that the amount determined under clause (ii) above might be less).

In the case of a non-Korean resident beneficial owner of ADSs held in book-entry form, such holder may establish that it is not subject to Korean income tax withholding through a certification from an Eligible Institution (i) on behalf of the beneficial owner that the ADSs being tendered were not acquired through a conversion of Common Shares into ADSs and (ii) on behalf of the Eligible Institution that it has reviewed and has in its possession a trade confirmation or account statement evidencing that the ADSs being tendered were not acquired through a conversion of Common Shares into ADSs. If such a certification cannot be provided through the facilities of DTC but the non-Korean resident beneficial owner of ADSs can establish that it would not be subject to Korean income tax withholding based upon the other documentation set forth below, the non-Korean resident beneficial owner who wishes to avoid Korean income tax withholding and its Eligible Institution must deliver the ADSs via book-entry through DTC and follow the procedures for ADSs held in certificated or direct registration form for the delivery of other documentation to the ADS Depositary using this Letter of Transmittal (including proper identification of the beneficial owner) accompanied by the documentation described below.

In the case of a non-Korean resident holder of ADSs in certificated or direct registration form that is timely tendering such ADSs pursuant to this Letter of Transmittal, such holder may avoid Korean income tax withholding either by (i) certifying in this Letter of Transmittal that such holder did not acquire the ADSs through a conversion of Common Shares and delivering to the ADS Depositary a copy of either a trade confirmation or account statement evidencing the purchase of such ADSs, or (ii) delivering to the ADS Depositary three duly completed and originally executed copies of Application for Tax Exemption/Non-taxation on Form 29-2(2) of the Enforcement Regulation of the Korean Income Tax Law (the “Application for Tax Exemption/Non-taxation”).

The Application for Tax Exemption/Non-taxation must be prepared in the Korean language in accordance with the instructions set forth on the back of such application, and must be accompanied by certain documentation. The Application for Tax Exemption/Non-taxation must include the following information:

•	Name, passport number or taxpayer identification number (as applicable), address and country of residence (including resident country code (ISO Code)) of the holder of ADSs, as income earner;

•	Name, taxpayer identification number and address of the Offeror, as payer;

•	Name, taxpayer identification number and address of the Company, as issuer of relevant securities;

•

Type of income, bank account number of the holder of ADSs to which the Offer Price will be deposited (including whether such bank account is maintained in the name of the holder of ADSs), and the date of sale;

•	Number of the ADSs being tendered, aggregate sale price, acquisition cost basis of the ADSs being tendered, amount of capital gains, amount equal to 10% (excluding surtax) of the aggregate sale price, amount equal to 20% (excluding surtax) of capital gains, amount of income tax that would otherwise have been withheld, and amount of income tax exemption;

•	Applicable income tax treaty and relevant provision and period of income tax exemption; and

•	If applicable, type, name, taxpayer identification number, and address of the attorney-in-fact and the tax office having jurisdiction over such attorney-in-fact.

Documents required to be attached to the Application for Tax Exemption/Non-taxation vary depending upon the identity of the non-Korean resident holder of ADSs as follows:

In the case of non-Korean resident individuals or corporations:

•

A copy of a tax residency certification duly issued by the tax authorities of the country of tax residence of the non-Korean resident holder of ADSs (e.g., in the case of a United States individual or corporation, a Certification of United States Tax Residency, which is U.S. Internal Revenue Service Form 6166);

•	A copy of the relevant Agreement to Tender and Voting Agreement (if applicable), together with a Korean summary translation thereof;

•

Documents verifying acquisition cost basis for the ADSs being tendered (e.g., a copy of the receipt of the purchase price for the ADSs being tendered that was paid at the time of acquisition of such ADSs or a copy of the share purchase agreement for purchase of the Common Shares that were converted into the ADSs being tendered);

•

Copies of any other documents supporting entitlement to a tax exemption (typically a copy of the income tax treaty between Korea and the country of tax residence of the non-Korean resident holder of ADSs); and

•

If the Application for Tax Exemption/Non-taxation is prepared and executed by an attorney-in-fact, a copy of a duly executed power of attorney, together with a Korean translation thereof. Notarization or legalization of the power of attorney is not required.

In the case of non-Korean resident partnerships (or other entities treated as partnerships for income tax purposes):

•

A list of the partners or holders of equity interests (including their ultimate beneficial owners, if the partners or holders of equity interests are also partnerships or other entities treated as partnerships for income tax purposes), including their respective names, addresses, tax residencies and ownership in the partnership or such other entity;

•

A copy of a tax residency certification (e.g., in the case of a U.S. partnership, a Certification of United States Tax Residency, which is Internal Revenue Service Form 6166), for each of the partners, other holders of equity interests, or their ultimate beneficial owners;

•	A copy of the relevant Agreement to Tender and Voting Agreement (if applicable), together with a Korean summary translation thereof;

•

Documents verifying acquisition cost basis for the ADSs being tendered (e.g., a copy of the receipt of the purchase price for the ADSs being tendered that was paid at the time of acquisition of such ADSs or a copy of the share purchase agreement for purchase of the Common Shares that were converted into the ADSs being tendered);

•

Copies of any other documents supporting entitlement to a tax exemption (typically a copy of the income tax treaty between Korea and the country of tax residence of each of the partners, other holders of equity interests, or their ultimate beneficial owners); and

•

If the Application for Tax Exemption/Non-taxation is prepared and executed by an attorney-in-fact, a copy of a duly executed power of attorney, together with a Korean translation thereof. Notarization or legalization of the power of attorney is not required.

All amounts set forth in the Application for Tax Exemption/Non-taxation must be calculated and denominated in Korean Won, using the basic exchange rate quoted by the Seoul Money Brokerage Services, Ltd. for the date of the Application for Tax Exemption/Non-taxation. If a tax residency certification is required, application should be made promptly. A Certification of United States Tax Residency may be obtained from the U.S. Internal Revenue Service by completing and submitting Form 8802, Application for United States Residency Certification. Information about Form 8802 and a copy thereof may be obtained at http://www.irs.gov/businesses/small/international/article/0,,id=122559,00.html. The U.S. Internal Revenue Service recommends that the application for a Certification of U.S. Tax Residency be submitted at least 45 days before it is needed. There may not be sufficient time prior to expiration of the Offer to obtain a tax residency certification.

Failure to timely satisfy the foregoing certification and documentation requirements will result in Korean income tax withholding at a rate of 11% of the aggregate Offer Price paid to a tendering holder of ADSs. For this purpose, Korean income tax withholding will be calculated based on the Korean Won equivalent of the aggregate Offer Price paid to a tendering holder of ADSs, calculated by converting the aggregate Offer Price into Korean Won using the basic exchange rate quoted by the Seoul Money Brokerage Services, Ltd. for the date of the payment of the Offer Price paid to such tendering holder of ADSs.

The Korean securities transaction tax will not apply to the sale of ADSs pursuant to the Offer.

(c) Korean Tax Withholding for Security Holders Who Are Korean Residents. Generally, a Korean resident corporate holder of ADSs that sells its ADSs pursuant to the Offer is responsible for paying corporate income tax on the gain realized at a rate of 24.2% (including resident surtax) of the net realized gains. The Korean securities transaction tax will not apply to the sale of ADSs pursuant to the Offer.

Generally, a Korean resident individual holder of ADSs that sells his or her ADSs pursuant to the Offer is responsible for paying income tax at a rate of 11% (including resident surtax) of his or her net realized gains. Generally, a Korean resident individual holder of ADSs is required to file a preliminary tax return within two months of the last day of the quarter in which the sale takes place. If such holder of ADSs pays the applicable income tax at the time of filing the preliminary tax return, he or she is entitled to a 10% deduction of his or her income tax. A Korean resident individual holder of ADSs who does not file a preliminary tax return is required to file a final tax return from May 1 to May 31 of the year immediately after the year in which the sale took place. The Korean securities transaction tax will not apply to the sale of ADSs pursuant to the Offer.

Notwithstanding the foregoing, Korean income tax withholding at a rate of 11% of the aggregate Offer Price paid to a tendering holder of ADSs will apply to a Korean resident holder of ADSs, unless such Korean holder timely satisfies certain certification and documentation requirements described below.

A Korean beneficial owner of ADSs held in book-entry form may establish that it is not subject to Korean income tax withholding through a certification from an Eligible Institution (i) on behalf of the beneficial owner that the ADSs being tendered were not acquired through a conversion of Common Shares into ADSs and (ii) on behalf of the Eligible Institution that it has reviewed and has in its possession a trade confirmation or account statement evidencing that the ADSs being tendered were not acquired through a conversion of Common Shares into ADSs. If such a certification cannot be provided through the facilities of DTC, but the Korean beneficial owner of ADSs can establish that it would not be subject to Korean income tax withholding based upon the other documentation set forth below, the Korean beneficial owner who wishes to avoid Korean income tax withholding and its Eligible Institution must deliver the ADSs via book-entry through DTC and follow the procedures for ADSs held in certificated or direct registration form for the delivery of other documentation to the ADS Depositary using this Letter of Transmittal (including proper identification of the beneficial owner) accompanied by certain required documentation described below.

A Korean holder of ADSs in certificated or direct registration form that is timely tendering such ADSs pursuant to this Letter of Transmittal may establish that such holder is not subject to Korean income tax withholding either by (i) certifying in this Letter of Transmittal that such holder did not acquire the ADSs through a conversion of Common Shares and delivering to the ADS Depositary a copy of either a trade confirmation or account statement evidencing the purchase of such ADSs, or (ii) delivering to the ADS Depositary the following documentation evidencing its Korean residency:

•

In the case of Korean individuals, (i) a copy of the resident registration card (“ju-min-deung-rok-jeung” in Korean) or alien registration card (“woe-guk-in-deung-rok-jeung” in Korean), as applicable; (ii) a copy of the certificate of tax payment (“nap-se-sa-sil-jeung-myung” in Korean) for individual income tax for the most recent year, dated within one month of the date of delivery thereof to the ADS Depositary, issued by the competent District Tax Office in Korea; and (iii) a certification by such beneficial owner of ADSs that such beneficial owner of ADSs is a Korean resident for Korean tax law purposes and will be liable for withholding tax and related penalties, if any, to be assessed if such beneficial owner of ADSs is found not to be a Korean resident; and

•

In the case of Korean corporations, a certified copy of the company registry issued by the commercial recording office of the court having jurisdiction over its registered office, dated within one month of the date of delivery thereof to the ADS Depositary.

7. Special Payment and Delivery Instructions. If the check for the purchase price of any ADSs accepted for payment is to be issued, or any ADSs not tendered or not accepted for payment are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal, or if the check or any ADRs for ADSs not tendered or not accepted for payment are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Security holders tendering ADSs by book-entry transfer may request that such ADSs not accepted for payment be credited to such account at DTC as such security holders may designate under “Special Payment Instructions.” If no such instructions are given, any such ADSs not accepted for payment will be returned by crediting the account at DTC.

8. Substitute Form W-9 or Form W-8BEN. In order to avoid backup withholding of United States federal income tax at a rate of 28% on payments of cash in connection with the Offer, a security holder whose ADSs are accepted for payment in the Offer who is either a United States security holder (as such term is defined in Section 5 of the Offer to Purchase) or an entity treated as a partnership for United States federal income tax purposes that is organized within the United States must, unless an exemption applies, provide the appropriate depositary with such security holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 included below in this Letter of Transmittal and certify under penalty of perjury that such TIN is correct, that such security holder is not subject to backup withholding and that such security holder is a United States person. If a security holder does not provide such security holder’s correct TIN or fails to provide the certifications described above, the United States Internal Revenue Service (the “IRS”) may impose a penalty on such security holder.

Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the security holder upon filing an income tax return.

The security holder is required to give the appropriate depositary the TIN (e.g., social security number or employer identification number) of the security holder of the ADSs tendered herewith. If such ADSs are held in more than one name, or are not in the name of the actual owner(s), consult the enclosed Instructions for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

See the enclosed Instructions for Completion of Substitute Form W-9 for more instructions.

Certain security holders (including, among others, all corporations and certain foreign individuals and entities) are exempt from backup withholding. Tendering security holders who are neither a United States security holder nor an entity treated as a partnership for United States federal income tax purposes that is organized within the United States, should complete and sign the main signature form and Substitute Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding (or other appropriate Form W-8) to provide the information and certification necessary to avoid backup withholding. See the enclosed Instructions for Completion of Substitute Form W-BEN for more instructions. Security holders that are not described in this section or otherwise have questions about whether they should execute a Form W-8 or Substitute Form W-9 should consult their tax advisors. Security holders should also consult their tax advisors about qualifying for exemption from backup withholding and the procedure for obtaining such exemption.

9. Mutilated, Lost, Stolen or Destroyed Certificates. If ADRs representing ADSs to be tendered have been mutilated, lost, stolen or destroyed, security holders should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact the depositary for the ADSs, Citibank, N.A., immediately by calling (877) 248-4237. The depositary for the ADSs will provide such security holder with all necessary forms and instructions to replace any such mutilated, lost, stolen or destroyed certificates. The security holder may be required to give the Offeror a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen or destroyed.

10. Submission of Korean Income Tax Withholding Documentation. If a holder of ADSs is unable to certify that it did not acquire the ADSs being tendered hereby through a conversion of Common Shares into ADSs and (i) in the case of ADSs held in certificated or direct registration form, provide a copy of a trade confirmation or account statement evidencing the ADSs being tendered were not acquired by means of a conversion of Common Shares into ADSs or (ii) in the case of ADSs held in book-entry form, have its Eligible Institution certify that it has reviewed and has in its possession a trade confirmation or account statement evidencing that the ADSs being tendered, the holder may tender ADSs and provide evidence that Korean income tax withholding is not required by delivering its ADSs through the facilities of DTC and delivering physically to the ADS Depositary: (i) this Letter of Transmittal, (ii) the Voluntary Offering Instruction (VOI), and (iii) the documentation described in Instruction 6 above. If the holder does not provide the required certification or documentation, 11% of the aggregate Offer Price to which the holder would otherwise be entitled will be withheld. If documentation is submitted and not determined to be complete in the sole discretion of the Offeror, 11% of the aggregate Offer Price that the holder would otherwise be entitled will be withheld.

11. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent, at its address and telephone number set forth below.

The Information Agent for the Offer is:

D. F. King & Co., Inc.

48 Wall Street

New York, New York 10005

In the U.S. and Canada	Outside the U.S. and Canada
(800) 488-8095 (toll free)	(212) 269-5550 (call collect)